                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.

---------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Warren J. Olsen              VICE PRESIDENT
PRESIDENT AND DIRECTOR       Michael F. Klein
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Belinda A. Brady
                             ASSISTANT TREASURER

---------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------

CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------

LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                               GLOBAL OPPORTUNITY
                                BOND FUND, INC.
                             ---------------------

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 1997, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 2.99% compared with 1.14% for the Fund's benchmark. The Fund uses as its benchmark, for purposes of comparing its performance, a composite comprised of 50% of the JP Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of March 31, 1997, the Fund's portfolio was comprised of 70.5% emerging market debt securities and 25.4% U.S. high yield securities. For the period since the Fund's commencement of operations on May 27, 1994 through March 31, 1997, the Fund's total return, based on net asset value per share, was 52.46% compared with 54.44% for the benchmark. On March 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $14.75, representing a 1.1% discount to the Fund's net asset value per share.

For the first few weeks of the year, the trend of an across the board tightening of credit spreads in emerging markets debt continued unabated. Attractive relative valuations, the stretch for incremental yield, improving sovereign credits and easy global monetary conditions prompted continued increases in allocations to emerging market assets. Chairman Greenspan's comments on the state of credit markets, extended valuations and mispricing of risks stopped the music suddenly. A correction in fixed income markets started in the last week of February and lasted for practically all of the month of March.

It is always easier with hindsight to point out the excesses in financial markets. The only common theme this time around was the fact that it was no different than the last time we encountered clear-air turbulence in emerging markets. Valuations always look stretched, but somehow always justifiable, late-comers to the party are the first to get "excessively exuberant", self-fulfilling circular loops of logic are in fashion, hot investment ideas proliferate as bull market geniuses are spawned every day and unsuspecting investment professionals dance to the "its different this time around" chorus. Before anyone knows it, a bear market/serious correction suddenly appears from out of the blue. The specific catalyst or trigger can somehow never be anticipated, as corrections seldom arrive accompanied by the sound of drums and music. Two things remain true no matter what: that bulls are mortal and it always appears pitch black before the dawn of a rally. So when the Fed is expected to move another 100 basis points in 1997, political cycles are expected to wreck the improving economic stories, oil prices are headed to $ 10 a barrel and some emerging country is close to a default, it will be time to buy emerging market bonds again. Or will it?

The markets didn't surprise by behaving differently this time around. An increase in risk premiums affected all countries and all bonds. A correction, precipitated by possible Fed action and deepened by redemptions and a reduction in committed capital, tends to affect the broad market. Hot investments tend to get hit the hardest as positions need to be reduced and the demand supply imbalance grows exponentially. The weight of money heading for the exits drowns the fundamentals for a while. The overbought and the overowned assets underperformed as expected. The only safe havens proved to be short-duration floating rate bonds of Argentina, Brazil and Morocco. The resilience of the Mexican peso surprised everyone and assets with low correlations with the broad market performed reasonably.

Over the course of the quarter, though, the improving credit stories did outperform. Argentina, Brazil, Bulgaria, Mexico and Morocco did manage to hold on to positive returns. The countries with deteriorating outlooks underperformed. Ecuador, Venezuela and Russia took up the rear of the performance pack. The performance of Panama, Peru, Philippines and Poland proved to be mediocre.

The Fund outperformed by sticking to our religion. Buying cheap credits with an improving economic outlook proved successful in Bulgaria as we retained our overweight in the best performing country for the quarter based on the premise that a political consensus existed to undertake serious macroeconomic stabilization for the first time in many years. A transition government that replaced the ex-socialists negotiated for help from the International Monetary Fund (IMF), World Bank and the European Union for external financing that would improve the country's ability to implement a currency board after the elections scheduled for mid-April. The reformers are expected to win and implement the IMF prescribed stabilization and de-regulation program.

Our focus on values and improvement steered us away from the pitfalls in Ecuador as an ambitious President was ousted by the population on charges of corruption, nepotism and conservatism. Economic policies, however well crafted, need careful execution. Ecuador reminded us that drastic reform can run the risk of a backlash. We managed to side-step the problems by reducing our exposure as valuations became stretched and the first sign of trouble emerged.

Mexico proved to be a difficult country in 1997. The strong tail-winds of firm oil prices, low global interest rates and a weak peso turned into head winds for the first time since the crisis of 1995. Expensive assets and risk of further political upheaval before the elections in July did not warrant an excessive allocation. The country performed well in January as excessive liquidity drove spreads lower but has underperformed the market since.

Argentina, on the other hand, was an easier credit to invest in. A buoyant economy, bouncing of cyclical troughs, improved domestic sentiment. Intelligent pre-financing of the government borrowing needs during easy money conditions and refocus on structural reform of the labor markets reduced perceived risks. A manageable fiscal position and ample domestic liquidity helped Argentina to remain as one of the top performers in 1997.

In South Africa, the Fund invested in rand denominated South African gilts as high real interest rates and a cheap currency proved to be attractive. Interest rates were maintained at high levels as the Central Bank sought to cool the growth in private sector credit. The prospect of declining inflation over the course of the year and a tight fiscal policy made the local bond market attractive. The currency should find support from a much smaller trade balance and privatization related inflows during 1997.

We reduced positions in Morocco as the economic recovery after the drought in 1995 was fully priced into current prices and implementation of structural reforms seemed to be losing steam during 1997. The prospect of favorable ratings also buoyed prices. We used the rally in prices during February to reduce our allocations to Morocco. We will consider increasing them again once valuations reach attractive levels again and are consistent with an expected rating in the BB category.

Brazil weathered its first concern over the currency fairly well but doubts over the sustainability of the current regime remain. The appearance of large trade deficits cast doubts on the government's balance of policies. Clearly, in the absence of a reduction in the growth of domestic demand, higher interest rates or a tighter fiscal policy are inevitable. Privatizations and amendments to the Constitution, if permitted by President Cardoso, may provide short-term relief. The government needs to deliver on key reform initiatives this year to safeguard the long-run viability of the Real plan. We reduced our allocations to Brazil as relative valuations proved to be unattractive compared to the possible downside risks in the absence of reform.

A decline in oil prices burst Venezuela's bubble. Venezuela has benefited from the rally in oil prices as higher oil prices have increased foreign reserves of the Central Bank as well as improved the fiscal position of the government. A slight delay in enacting other reform measures such as the labor and severance pay reform bill and the granting of high adjustments to salaried workers gave investors the excuse to take profits. Price declines were severe as the Venezuelan story had been bought by all. We did not materially change our exposure to Venezuela during the quarter.

The outlook for emerging markets debt is dependent on the course of U.S. interest rates. At this time it appears that another 50 basis points increase in Fed funds will be necessary to slow demand. Higher wages and a resultant increase in unit labor costs threaten the period of price stability that we have had since the late 1980's. Once this has been priced into the bond market, and a certain amount of stability returns to the U.S. bond market, emerging market bonds should recover. The correction in prices has restored valuations to attractive levels. Any further declines in the absence of any major increase in U.S. rates should prove to be buying opportunities. A buoyant U.S. dollar, a competitive environment in goods and labor markets in the U.S., a general lack of pricing power and the absence of a synchronized expansion in Europe and some parts of Asia should limit the dangers of inflation in the near term.

The U.S. high yield bond market performed well in the first quarter of 1997, with a return that compared favorably with other U.S. asset classes. The quarter was divided with an extremely strong performance in January and February followed by a correction in March associated with the impact of the Federal Reserve's decision to raise interest rates.

Securities which performed particularly well included KMart, which continued to post favorable results. Our holding in Echostar, a satellite television service, performed strongly on the news that a division of News Corporation planned to purchase 50% of the company. The only notable underperforming position was Paging Network, Inc. While PageNet is the leader in the U.S. paging industry, it has recently suffered from investor skepticism regarding the success of its new enhanced voice-messaging service.

In terms of sector exposure, we added to our telecommunications sector on weakness late in the quarter. In contrast, we reduced our cable television exposure in the first quarter. We had added to our cable holdings in 1996 when the sector underperformed the broader high-yield market, and then were able to take profits as prices rebounded early in the first quarter.

Our overall portfolio structure continues to feature average credit quality somewhat higher than market benchmarks. Our duration and interest rate sensitivity is moderately longer than that of market benchmarks. We believe the value in the U.S. bond market as well as the opportunities we see in the high yield sector continue to make this an appropriate position.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

          [SIGNATURE]
Robert E. Angevine
PORTFOLIO MANAGER

          [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

April 1997

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                            TOTAL RETURN (%)
                        ----------------------------------------------------------------------------------------
                              MARKET VALUE (1)            NET ASSET VALUE (2)                INDEX (3)
                        ----------------------------  ----------------------------  ----------------------------
                                          AVERAGE                       AVERAGE                       AVERAGE
                          CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                        ----------------------------  ----------------------------  ----------------------------
FISCAL YEAR TO DATE            3.45%         --              2.99%         --              1.14%         --
ONE YEAR                      29.75          29.75%         31.54          31.54%         22.90          22.90%
SINCE INCEPTION*              50.74          15.51          52.46          15.97          54.44          16.51

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

                     TOTAL RETURN
               YEARS ENDED DECEMBER 31:
                                                          1994*      1995       1996      THREE MONTHS ENDED MARCH 31, 1997
Net Asset Value Per Share                                  $12.25     $12.99     $14.86                               $14.92
Market Value Per Share                                     $12.50     $12.50     $14.63                               $14.75
Premium/(Discount)                                           2.0%      -3.8%      -1.5%                                -1.1%
Income Dividends                                            $0.91      $1.59      $1.49                                $0.38
Capital Gains Distributions                                     _          _      $0.50                                    _
Fund Total Return (2)                                      -6.42%     20.34%     31.45%                                2.99%
Index Total Return (3)                                     -0.46%     22.37%     25.36%                                1.14%
Morgan Stanley Global Opportunity Bond Fund, Inc. (2)
Global Opportunity Blended Composite (3)
J.P. Morgan Emerging Markets Bond Index

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Prior to fiscal year 1997, the Fund used the J.P. Morgan Emerging Markets Bond Index for performance purposes. Beginning in 1997, the Fund is now using a Global Opportunity Blended Composite comprised of 50% of the JP Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index for the purpose of performance comparisons. This composite better represents the investment strategy of the Fund. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of March 31, 1997, the Fund's portfolio was comprised of 70.5% emerging market debt securities and 25.4% U.S. high yield securities.
 * The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of March 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities              94.0%
Equity Securities             1.8%
Short-Term Investments        4.2%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States       30.6%
Argentina           16.2%
Russia              15.1%
Brazil              10.4%
Mexico               7.6%
Bulgaria             6.6%
Venezuela            6.1%
Ivory Coast          3.0%
Ecuador              2.1%
Jamaica              1.7%
Other                0.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                                     PERCENT OF
                                                     NET ASSETS
                                                    ------------
       1.  Republic of Russia Debt                        15.1%
       2.  Republic of Argentina Debt                     12.4
       3.  Federative Republic of Brazil Debt             10.0
       4.  The Republic of Bulgaria Debt                   6.6
       5.  Republic of Venezuela Debt                      6.1


                                                     PERCENT OF
                                                     NET ASSETS
                                                    ------------
       6.  United Mexican States Debt                      4.2%
       7.  Empresas ICA Sociedad Controladora S.A.         3.4
       8.  Republic of Ivory Coast Debt                    3.0
       9.  Industrias Pescarmona S.A.                      2.1
      10.  The Republic of Ecuador Debt                    2.1
                                                         -----
                                                          65.0%
                                                         -----
                                                         -----

*Excludes short-term investments.

INVESTMENTS (UNAUDITED)
---------

MARCH 31, 1997

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
DEBT INSTRUMENTS (93.1%)
--------------------------------------------------
----------
ARGENTINA (16.2%)
BONDS
  Industrias Pescarmona S.A. 144A 11.75%, 3/27/98   U.S.$   1,250  U.S.$   1,284
  Metrogas S.A. 'B' 10.875%, 5/15/01                        1,000          1,065
  Republic of Argentina 6.75%, 3/31/05                      6,936          6,207
  Republic of Argentina 11.75%, 2/12/07               ARP   1,250          1,257
  Republic of Argentina 11.375%, 1/30/17            U.S.$     225            232
                                                                   -------------
                                                                          10,045
                                                                   -------------
--------------------------------------------------------
------------
BRAZIL (5.8%)
BONDS
  Federative Republic of Brazil 'C' Bond PIK
    8.00%, 4/15/04                                          2,203          1,640
 +Federative Republic of Brazil Debt Conversion
    'L' Bond 6.56%, 4/15/12                                 1,350          1,065
 +Federative Republic of Brazil Discount 'Z-L'
    Bond 6.50%, 4/15/24                                     1,100            883
                                                                   -------------
                                                                           3,588
                                                                   -------------
--------------------------------------------------------
------------
BULGARIA (6.6%)
BONDS
  The Republic of Bulgaria Discount Bond 'A' Euro
    6.56%, 7/28/24                                            950            564
  The Republic of Bulgaria Front Loaded Interest
    Reduction Bond 2.25%, 7/28/12                           5,450          2,296
 +The Republic of Bulgaria Past Due Interest Bond
    6.56%, 7/28/11                                          2,140          1,224
                                                                   -------------
                                                                           4,084
                                                                   -------------
--------------------------------------------------------
------------
COLOMBIA (0.5%)
BOND
  Occidente y Caribe 0.00%, 3/15/04                           525            320
                                                                   -------------
--------------------------------------------------------
------------
ECUADOR (2.1%)
BONDS
 +The Republic of Ecuador 3.50%, 2/28/25                      250            103
 +The Republic of Ecuador Past Due Interest Bond
    PIK 6.44%, 2/27/15                                      2,045          1,164
                                                                   -------------
                                                                           1,267
                                                                   -------------
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

--------------------------------------------------------
------------
IVORY COAST (3.0%)
LOAN AGREEMENTS
  Republic of Ivory Coast Syndicated Loan, Zero
    Coupon, 12/31/00                                U.S.$     450  U.S.$     172
  Republic of Ivory Coast Syndicated Loan, Zero
    Coupon, 12/31/00                                  FRF  20,100          1,445
  Republic of Ivory Coast Syndicated Loan, Zero
    Coupon, 12/31/00                                   DEM  1,105            259
                                                                   -------------
                                                                           1,876
                                                                   -------------
--------------------------------------------------------
------------
JAMAICA (1.7%)
BOND
  Mechala Group Jamaica, Ltd. 12.75%, 12/30/99      U.S.$   1,000          1,035
                                                                   -------------
--------------------------------------------------------
------------
MEXICO (7.6%)
BONDS
  Empresas ICA Sociedad Controladora S.A. 11.875%,
    5/30/01                                                 2,000          2,130
  National Financiera 17.00%, 2/26/99                 ZAR   4,000            892
  United Mexican States 6.375%, 9/9/97              U.S.$   2,500          1,680
                                                                   -------------
                                                                           4,702
                                                                   -------------
--------------------------------------------------------
------------
PANAMA (0.8%)
BONDS
 +Republic of Panama Interest Reduction Bond
    3.50%, 7/17/14                                            550            384
  Republic of Panama Past Due Interest Bond PIK
    6.56%, 7/17/16                                            101             81
                                                                   -------------
                                                                             465
                                                                   -------------
--------------------------------------------------------
------------
PERU (1.5%)
BONDS
  Republic of Peru Front Loaded Interest Reduction
    Bond Euro 3.25%, 3/7/17                                   750            388
  Republic of Peru Front Loaded Interest Reduction
    Bond 144A 3.25%, 3/7/17                                 1,000            517
                                                                   -------------
                                                                             905
                                                                   -------------
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
RUSSIA (15.1%)
BONDS (9.4%)
  Ministry of Finance Tranche IV 3.00%, 5/14/03     U.S.$   6,650  U.S.$   4,081
  Ministry of Finance Tranche VI GDR 3.00%,
    5/14/06                                                 2,600          1,259
  Russia Past Due Interest Bond                               750            507
                                                                   -------------
                                                                           5,847
                                                                   -------------
LOAN AGREEMENTS (5.7%)
  Bank for Foreign Economic Affairs
    (Participation: Salomon Brothers, Inc.)                 2,000          1,565
  Russia Principal Notes                                    3,500          1,969
                                                                   -------------
                                                                           3,534
                                                                   -------------
                                                                           9,381
                                                                   -------------
--------------------------------------------------------
------------
SOUTH AFRICA (1.7%)
BOND
  Republic of South Africa '150' 12.00%, 2/28/05      ZAR   5,300          1,029
                                                                   -------------
--------------------------------------------------------
------------
UNITED STATES (24.4%)
ASSET BACKED SECURITIES (1.6%)
  Aircraft Lease Portfolio Securitization Ltd.,
    1996-1 P1D 12.75%, 6/15/06                      U.S.$     375            394
  DR Securitized Lease Trust 1993-K1 A1 6.66%,
    8/15/10                                                   164            141
    1994-K1 A1 7.60%, 8/15/07                                 487            449
                                                                   -------------
                                                                             984
                                                                   -------------
BONDS (22.5%)
  Advanced Micro Devices, Inc. 11.00%, 8/1/03                 260            286
  Amresco Inc. '97-A' 10.00%, 3/15/04                         240            238
  Anthem Insurance 9.00%, 4/1/27                              175            173
  Borg-Warner Security Corp. 9.625%, 3/15/07                  265            261
  Boyd Gaming Corp. 9.25%, 10/1/03                            260            246
  Brooks Fiber Properties
    0.00%, 3/1/06                                             700            443
    0.00%, 11/1/06                                            160             96
  CA FM Lease Trust 8.50%, 7/15/17                            250            252
  Cablevision Systems Corp. 9.875%, 5/15/06                   405            401
  Comcast Cellular Corp.
    'A' Zero Coupon, 3/5/00                                   100             74
    'B' Zero Coupon, 3/5/00                                   465            342
  Comcast Corp. 9.375%, 5/15/05                               190            195
--------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)

--------------------------------------------------------
------------
UNITED STATES (CONTINUED)
  Courtyard By Marriott 'B' 10.75%, 2/1/08          U.S.$     400  U.S.$     417
  Dial Call Communications 'B' 0.00%, 12/15/05                165            116
  Digital Equipment 8.625%, 11/1/12                           125            122
  Echostar Satellite Broadcast 0.00%, 3/15/04                 395            315
  First Nationwide
    9.125%, 2/15/03                                           200            204
    10.625%, 10/1/03                                           95            102
  Gaylord Container Corp.
    11.50%, 5/15/01                                           500            526
    12.75%, 5/15/05                                           180            198
  Grand Casinos 10.125%, 12/1/03                              400            397
  HMC Acquisition Properties 9.00%, 12/15/07                  350            353
  Homeside, Inc. 11.25%, 5/15/03                               52             59
  Host Marriott Travel 9.50%, 5/15/05                         450            457
  ISP Holdings, Inc. 9.00%, 10/15/03                          395            398
  IXC Communications, Inc. 12.50%, 10/1/05                    165            183
  Jet Equipment Trust 'C-1' 11.79%, 6/15/13                   175            207
  KMart Corp. 7.75%, 10/1/12                                  125            109
  Marcus Cable Co. 0.00%, 12/15/05                            280            193
  Midland Cogeneration Ventures
    'C-91' 10.33%, 7/23/02                                     24             25
    'C-94' 10.33%, 7/23/02                                    188            200
  Midland Funding II 'A' 11.75%, 7/23/05                       80             88
  Nextel Communications 0.00%, 8/15/04                      1,010            697
  Norcal Waste Systems Inc. 13.00%, 11/15/05                  500            555
  Nuevo Energy Co. 9.50%, 4/15/06                             240            247
  Owen-Illinois, Inc. 11.00%, 12/1/03                         285            315
  Paging Network Inc.
    10.00%, 10/15/08                                          215            198
    10.125%, 8/1/07                                            80             75
  Qwest Communications International 10.875%,
    4/1/07                                                    235            234
  Riggs Capital Trust II 8.875%, 3/15/27                      265            265
  RJR Nabisco Inc. 8.75%, 4/15/04                             265            264
  Rogers Cablesystems 'B' 10.00%, 3/15/05                     425            448
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
UNITED STATES (CONTINUED)
  Rogers Communications, Inc. 9.125%, 1/15/06       U.S.$      90  U.S.$      89
  SD Warren Co. 'B' 12.00%, 12/15/04                          215            239
  Southland Corp. 5.00%, 12/15/03                             290            238
  Stone Container Corp. 11.50%, 8/15/06                       125            123
  Sun International Hotels 9.00%, 3/15/07                      85             82
  TCI Satellite Entertainment 0.00%, 2/15/07                  565            260
  Tele-Communications, Inc. 9.25%, 1/15/23                    500            481
  Teleport Communications 0.00%, 7/1/07                       505            342
  Tenet Healthcare Corp. 8.625%, 1/15/07                      200            197
  TLC Beatrice International Holdings 11.50%,
    10/1/05                                                   255            274
  Viacom, Inc. 8.00%, 7/7/06                                  475            447
  Vintage Petroleum 8.625%, 2/1/09                            200            190
                                                                   -------------
                                                                          13,936
                                                                   -------------
COLLATERALIZED MORTGAGE OBLIGATION (0.3%)
  First Home Mortgage Acceptance Corp., Series
    1996-B, Class C, 7.9289%, 11/1/18                         250            208
                                                                   -------------
                                                                          15,128
                                                                   -------------
--------------------------------------------------------
------------
VENEZUELA (6.1%)
BONDS
  Republic of Venezuela Discount Bonds 'A' 6.44%,
    3/31/20                                                 1,400          1,138
  Republic of Venezuela Discount Bonds 'B' 6.44%,
    3/31/20                                                   700            569
  Republic of Venezuela Front Loaded Interest
    Reduction Bond 'A' 6.75%, 3/31/07                         714            623
  Republic of Venezuela Front Loaded Interest
    Reduction Bond 'B' 6.75%, 3/31/07                       1,667          1,454
                                                                   -------------
                                                                           3,784
                                                                   -------------
--------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
    (Cost U.S. $57,747)                                                   57,609
                                                                   -------------
--------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------
------------
STRUCTURED INVESTMENT (4.2%)
--------------------------------------------------------
------------
BRAZIL
  Federative Republic of Brazil Credit Linked
    Enhanced Note 9.00%, 1/15/99
    (Cost U.S. $2,500)                              U.S.$   2,500  U.S.$   2,572
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                            UNITS
--------------------------------------------------------
------------
UNITS (0.4%)
--------------------------------------------------------
------------
BRAZIL
  Globalstar L.P. 11.375%, 2/15/04 (Sr. Notes + 1
    Warrant) (Cost U.S. $279)                             280,000            274
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                         WARRANTS
--------------------------------------------------------
------------
WARRANTS (0.0%)
--------------------------------------------------------
------------
COLOMBIA (0.0%)
  Occidente y Caribe, expiring 3/15/04                      2,100             --@
                                                                   -------------
--------------------------------------------------------
------------
VENEZUELA (0.0%)
  Republic of Venezuela Oil, expiring 4/15/20              14,995             --@
                                                                   -------------
--------------------------------------------------------
------------
TOTAL WARRANTS (Cost U.S. $0)                                                 --@
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                        CONTRACTS
--------------------------------------------------------
------------
PURCHASED OPTION (0.0%)
--------------------------------------------------------
------------
BRAZIL
  Federative Republic of Brazil 'C' Bond Call
    Option, Strike price 77.40625, expiring 4/7/97
    (Cost U.S. $61)                                        39,000             --@
                                                                   -------------
--------------------------------------------------------
------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------
------------
RIGHTS (0.0%)
--------------------------------------------------------
------------
MEXICO
  United Mexican States Par Bond Value Recovery
    Rights, expiring 6/30/03 (Cost U.S. $0)             1,538,000             --@
                                                                   -------------
--------------------------------------------------------
------------

                                                                           VALUE
                                                           SHARES          (000)
--------------------------------------------------------
------------
PREFERRED STOCKS (1.9%)
--------------------------------------------------------
------------
UNITED STATES
  TCI Communications, Inc. 5.00% (Convertible)              2,985  U.S.$     273
  Time Warner, Inc. Series 'M' 10.25%                         666            719
  Sinclair Capital 11.625%                                  1,850            184
                                                                   -------------
--------------------------------------------------------
------------
TOTAL PREFERRED STOCKS
    (Cost U.S. $1,129)                                                     1,176
                                                                   -------------
--------------------------------------------------------
------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------
------------
SHORT-TERM INVESTMENT (4.3%)
--------------------------------------------------------
------------
UNITED STATES
REPURCHASE AGREEMENT
Chase Securities, Inc., 6.00%, dated 3/31/97, due
    4/1/97, to be repurchased at U.S. $2,675,
    collateralized by United States Treasury
    Notes, 6.75%, due 4/30/00, valued at U.S.
    $2,734
    (Cost U.S. $2,675)                              U.S.$   2,675          2,675
                                                                   -------------
--------------------------------------------------------
------------
TOTAL INVESTMENTS (103.9%)
    (Cost U.S. $64,391)                                                   64,306
                                                                   -------------
--------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (-3.9%)
  Other Assets                                             10,923
  Liabilities                                             (13,363)        (2,440)
                                                    -------------  -------------
--------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 4,145,999 issued and outstanding
    U.S.$0.01 par value shares (100,000,000 shares
    authorized)                                                    U.S.$  61,866
                                                                   -------------
                                                                   -------------
--------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                          U.S.$   14.92
                                                                   -------------
                                                                   -------------
--------------------------------------------------------
------------

   + -- Variable/floating rate security -- rate disclosed is as of March 31, 1997.

  @ -- Value is less than U.S. $500.

GDR -- Global Depositary Receipt

 PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.